Exhibit 10.1

AMENDMENT NO. 4 TO CREDIT AGREEMENT

AMENDMENT NO. 4, dated as of March 7, 2007 (this “Amendment”), to the Fifth Amended and Restated Credit Agreement, dated as of April 9, 1997 and amended and restated as of May 19, 2004 (as heretofore amended, the “Credit Agreement”), among FOOT LOCKER, INC. (the “Company”), the SUBSIDIARIES party thereto, the BANKS party thereto, THE BANK OF NEW YORK, as Administrative Agent, LC Agent and Swingline Bank (the “Administrative Agent”), the CO-SYNDICATION AGENTS and CO-DOCUMENTATION AGENTS party thereto and the JOINT LEAD ARRANGERS party thereto.

WHEREAS, the Company has requested the Agents and the Banks to amend the Credit Agreement to permit additional stock repurchases thereunder;

NOW, THEREFORE, the parties hereto agree as follows:

SECTION 1.       Defined Terms; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.

SECTION 2.       Amendments. Section 5.15 of the Credit Agreement is amended and restated in its entirety to read to follows:

Section 5.15. Restricted Payments. Neither the Company nor any Subsidiary will declare or make any Restricted Payment on any date (with respect to any proposed Restricted Payment, a “Measurement Date”), except that:

(i) the Company may make Restricted Payments consisting of (1) repurchases of its common stock pursuant to employee stock plans in an aggregate amount not to exceed $2,000,000 in any Fiscal Year; and (2) payments in respect of shareholders rights plans in an aggregate amount not to exceed $1,750,000;

(ii) the Company may, subject to the proviso below, declare or make Restricted Payments so long as the aggregate amount of Restricted Payments made pursuant to this clause in any Fiscal Year does not exceed 50% of the consolidated net income from continuing operations of the Company and its Consolidated Subsidiaries for the then most recently ended Fiscal Year with respect to which the Company has delivered the financial statements described in Section 5.01(a); and

(iii) the Company may, subject to the proviso below, repurchase shares of its capital stock so long as the aggregate amount expended pursuant to this clause during the term of this Agreement does not exceed $300,000,000;

provided that no stock repurchase or other Restricted Payment shall be declared or made pursuant to clause (ii) or clause (iii) of this Section unless (x) immediately before and after giving effect thereto, no Default has occurred and is continuing and (y) the Fixed Charge Coverage Ratio for the period of four consecutive Fiscal Quarters most recently ended prior to the relevant Measurement Date and with respect to which the Company has delivered the financial statements required to be delivered by it pursuant to Section 5.01(a) or (b), as the case may be, is at least 2.0:1.0.

SECTION 3.       Representation and Warranties. The Company and each other Obligor represents and warrants that, on and as of the Amendment Effective Date (as defined below) and immediately after giving effect to this Amendment, (a) the representations and warranties of the Obligors contained in the Loan Documents are true and (b) no Default has occurred and is continuing.

SECTION 4.       Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

SECTION 5.       Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

SECTION 6.       Effectiveness. This Amendment shall become effective as of the date (the “Amendment Effective Date”) of receipt by the Administrative Agent of:

(a)         a counterpart hereof signed by each of the Company, the Subsidiary Borrowers and the Required Banks (or a facsimile or other written confirmation (in form reasonably satisfactory to the Administrative Agent) that each such party has signed a counterpart hereof);

(b)         payment of all invoiced accrued costs, fees and expenses relating to the Credit Agreement or any other Loan Document (including, without limitation, all fees and expenses payable pursuant to Section 9.03(a)(ii) of the Credit Agreement); and

(c)         a certificate from the chief executive officer, chief financial officer or treasurer of the Company certifying as to the matters set forth in Section 3 of this Amendment.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

FOOT LOCKER, INC.
By:	/s/ John A. Maurer
	Name:	John A. Maurer
	Title:	Vice President and Treasurer

Subsidiary Borrowers:

FOOTLOCKER.COM, INC.
By:	/s/ John A. Maurer
	Name:	John A. Maurer
	Title:	Vice President and Treasurer

FOOT LOCKER RETAIL, INC.
By:	/s/ John A. Maurer
	Name:	John A. Maurer
	Title:	Vice President and Treasurer

TEAM EDITION APPAREL, INC.
By:	/s/ John A. Maurer
	Name:	John A. Maurer
	Title:	Vice President and Treasurer

FOOT LOCKER STORES, INC.
By:	/s/ John A. Maurer
	Name:	John A. Maurer
	Title:	Vice President and Treasurer

FOOT LOCKER SPECIALTY, INC.
By:	/s/ John A. Maurer
	Name:	John A. Maurer
	Title:	Vice President and Treasurer

FOOT LOCKER EUROPE B.V.
By:	/s/ Peter D. Brown
	Name:	Peter D. Brown
	Title:	Attorney-in-Fact

FOOT LOCKER AUSTRALIA, INC.
By:	/s/ John A. Maurer
	Name:	John A. Maurer
	Title:	Vice President and Treasurer

FOOT LOCKER CANADA CORPORATION
By:	/s/ John A. Maurer
	Name:	John A. Maurer
	Title:	Vice President and Treasurer

THE BANK OF NEW YORK, as Administrative Agent and Bank
By:	/s/ Randolph E.J. Medrano
	Name:	Randolph E.J. Medrano
	Title:	Vice President

BANK OF AMERICA, N.A.
By:	/s/ Thomas J. Kane
	Name:	Thomas J. Kane
	Title:	SVP

JPMORGAN CHASE BANK, N.A.
By:	/s/ Jules Panno
	Name:	Jules Panno
	Title:	Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION
By:	/s/ Susan T. Gallagher
	Name:	Susan T. Gallagher
	Title:	Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION
By:	/s/ Lori Ross Avedikian
	Name:	Lori Avedikian
	Title:	Vice President

U.S. BANK, NATIONAL ASSOCIATION
By:	/s/ Gregory L. Dryden
	Name:	Gregory L. Dryden
	Title:	Sr. Vice President

THE BANK OF NOVA SCOTIA
By:	/s/ Todd S. Meller
	Name:	Todd S. Meller
	Title:	Managing Director

BANCO POPULAR PUERTO RICO
By:	/s/ Hector J. Gonzalez
	Name:	Hector J. Gonzalez
	Title:	Vice President